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                                                                   EXHIBIT 23.02



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated May 11, 2001 relating to the financial statements of Lucent Technologies Inc. Call Handling and Database Product Lines which appears in the Current Report on Form 8-K of SCC Communications Corp. filed May 14, 2001.




/s/ PricewaterhouseCoopers LLP

Chicago, Illinois
July 27, 2001